UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2007

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

         Set forth below is investor presentation material of Great Southern Bancorp, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	August 13, 2007	By: /s/ Joseph W. Turner Joseph W. Turner, President and Chief Executive Officer

END

Great Southern

NASDAQ:GSBC

August 2007

Forward-Looking Information

This presentation contains forward-looking statements, including statements about the financial conditions, results of operations and earnings outlook of Great Southern Bancorp, Inc. The forward-looking statements involve certain risks and uncertainties including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, demand for loans and deposits in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. For further information regarding Great Southern Bancorp, please read the Great Southern reports filed with the SEC and available at www.sec.gov.

Restatement of Financial Statements – SFAS 133

Certain of the financial results in this presentation are operating numbers and exclude the effects of the Company's accounting for interest rate swaps. A reconciliation of operating results to GAAP results is included in the supplemental information at the end of this presentation. On January 23, 2006, the Company announced that it would correct prior accounting entries relating to its treatment of certain derivative instruments and would restate its annual financial statements for 2001 through 2005 in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed in March 2006. The net cumulative after tax reduction to retained earnings resulting from the correction was approximately $3.4 million (2% of total Stockholders' Equity). The change should not materially affect future core operating results and the $3.4 million reduction to retained earnings has been and should continue to be recovered in future periods as the interest rate swaps mature.

Since mid-2000, the Company has entered into interest rate swap agreements to hedge the interest rate risk inherent in certain of its brokered certificates of deposit (CDs). From the inception of the hedging program, the Company applied a method of fair value hedge accounting under SFAS 133 to account for the CD swap transactions that allowed the Company to assume the effectiveness of such transactions (the so-called "short-cut" method). The Company concluded in January 2006, in conjunction with BKD, LLP, its independent registered public accounting firm at all relevant times, that the CD swap transactions did not qualify for this method prior to 2006 because the method of paying the related CD broker placement fee was determined, in retrospect, to have caused the swap not to have a fair value of zero at inception (which is required under SFAS 133 to qualify for the "short-cut" method). Furthermore, although management believed that the interest rate swaps would have qualified for hedge accounting under the "long-haul" method, hedge accounting under SFAS 133 is not allowed retrospectively because the hedge documentation required for the "long-haul" method was not in place at the inception of the hedge.

Great Southern

Our Mission

Build winning relationships with customers, associates, shareholders and communities.

Our Focus

Create franchise value primarily through organic growth.

Corporate Profile

• Founded	1923
• IPO Date	Dec. 1989
• Shares Outstanding*	13,518,000
• Market Capitalization*	$324 million
• Insider Ownership*	28%
• Assets**	$2.4 billion
• Shareholders' Equity**	$181.6 million
• Loans**	$1.8 billion
• Deposits**	$1.8 billion

**As of 08/06/07*

***As of 6/30/07*

Great Southern

38 Banking Centers

190 ATMs

4 Loan Production Offices



KANSAS
OVERLAND PARK
JOHNSON
JACKSON
LEE'S SUMMIT
LAFAYETTE
SALINE
HOWARD
COLUMBIA
CALLAWAY
MONT-GOMERY
WARREN
ST. CHARLES
ST. LOUIS CO.
ST. LOUIS
CASS
JOHNSON
PETIS
COOPER
MONITEAU
COLE
OSAGE
GASCO-NADE
FRANKLIN
HENRY
BENTON
MORGAN
MISSOURI
BATES
ST. CLAIR
HICKORY
CAMDEN
GREENVIEW
CLIMAX SPRINGS
CAMDENTON
OSAGE BEACH
MILLER
MARIES
CRAWFORD
JEFFER-SON
WASHINGTON
PHELPS
PULASKI
VERNON
STOCKTON
CEDAR
POLK
DALLAS
BUFFALO
LEBANON
LACLEDE
DENT
BARTON
DADE
GREENE
WEBSTER
WRIGHT
TEXAS
SHANNON
JASPER
LAWRENCE
REPUBLIC
SPRINGFIELD
CABOOL
JOPLIN
NIXA
OZARK
AURORA
CHRISTIAN
AVA
DOUGLAS
NEWTON
NEOSHO
STONE
HOWELL
BRANSON
OREGON
BARRY
OZARK
MCDONALD
KIMBERLING CITY
TANEY
WEST PLAINS
THAYER
ARKANSAS
BENTON
ROGERS
CARROLL
BOONE
BAXTER
FULTON
MARION
IZARD
SHARP
WASHINGTON
MADISON
NEWTON
SEARCY
STONE

Great Southern

Our Strengths

- Experienced Management Team
- High Percentage of Insider Ownership
- Organic Growth Focused
- Secured Lending Focused
- Leading Retail Banking Franchise

Stock Performance:
Five Year Cumulative Total Return


CAGR 16%*
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00

	2001	2002	2003	2004	2005	2006
GSBC	$100.00	$122.93	$157.84	$241.81	$194.10	$211.82
Nasdaq US Companies	$100.00	$69.97	$106.36	$115.98	$120.15	$134.80
Nasdaq Financial	$100.00	$101.38	$136.12	$154.60	$161.37	$184.50

***CAGR – 5 Years ('01 to '06)**

Great Southern

Asset Growth*



Year-end 2002 to 2006 and through June 30, 2007
(in Thousands)
CAGR 11%**
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,402,638
$1,540,723
$1,845,629
$2,072,862
$2,233,848
$2,384,398
2002
2003
2004
2005
2006
6/30/2007

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5.5 Years ('01 to 6/07)

Great Southern

Total Net Loans Growth



Year-end 2002 to 2006 and through June 30, 2007
(in Thousands)
CAGR 11%*
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,048,644
$1,146,572
$1,334,508
$1,514,169
$1,674,618
$1,753,325
2002
2003
2004
2005
2006
6/30/2007

*CAGR – 5.5 Years ('01 to 6/07)

Great Southern

Loan Portfolio by Type

6/30/07 Balance of $1,782,515 (000's)



Multifamily Real Estate $87,748 5%
Consumer Loans * $153,399 9%
Commercial Business $163,231 9%
Single Family Residential $177,725 10%
Bonds $57,479 3%
Const & Land Development $701,884 39%
Commercial Real Estate $441,049 25%

*Includes Home Equity Loans of $37,838

Great Southern

Loan Portfolio by Region

6/30/07 Balance of $1,782,515 (000's)



Other Out of State
$217,144
12%
Other Kansas
$49,327
3%
Springfield
$586,405
33%
Other Missouri
$157,440
9%
Central Missouri
$63,455
4%
Kansas City
$93,168
5%
Northwest Arkansas
$177,505
10%
Branson
$203,151
11%
St. Louis
$234,920
13%

Great Southern

Commercial Real Estate

6/30/07 Balance of $441,049 (000's)


Other
$16,042
4%
Motels/Hotels
$111,346
25%
Industrial
$57,117
13%
Recreational Facilities
$31,398
7%
Office Buildings
$43,212
10%
Restaurants
$26,689
6%
Retail
$68,499
15%
Healthcare
$86,746
20%

Great Southern

Construction & Land Development

6/30/07 Balance of $701,884 (000's)



Other
$51,290
7%
Single Family
Residential
$80,393
12%
Office Buildings
$37,629
5%
Healthcare
$49,018
7%
Apartments
$80,698
12%
Retail
$42,597
6%
Condominiums
$113,343
16%
Commercial
Development
$86,751
12%
Residential Land
Development
$160,165
23%

Great Southern

Asset Quality Ratios



At Year-End 1996 to 2006 and June 30, 2007
3
2.5
2
1.5
1
0.5
0

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	6/30/ 2007
Non-Performing Assets/Assets	2.52	1.96	1.79	1.05	1.34	0.94	1.34	1.06	0.35	0.81	1.12	1.48
Net Charge-offs/Avg. Loans	0.32	0.10	0.16	0.23	0.20	0.27	0.56	0.47	0.17	0.20	0.23	0.27

Great Southern

Non-Performing Loans by Type

6/30/07 Balance of $29,322 (000's)


Consumer Loans
$522
1%
Commercial Business
$468
2%
Single Family Residential
$2,973
10%
Bonds
$3,498
12%
Commercial Real Estate
$5,864
20%
Const & Land Development
$15,997
55%

Great Southern

Non-Performing Loans by Region

6/30/07 Balance of $29,322 (000's)



Other Kansas
$157
1%
Springfield
$2,686
9%
Other Out of State
$3,915
13%
One relationship - $2,871
Other Missouri
$698
2%
Central Missouri
$4,853
17%
Two relationships - $4,509
Branson
$12,227
42%
Three relationships - $10,388
Kansas City
$4,726
16%
One relationship - $4,704
Northwest Arkansas
$60
0%

Deposit Growth*

At Year-end 2002 to 2006 and June 30, 2007

(in Thousands)



Core Deposits
Brokered Deposits
CAGR 14%**
$1,021,957
$1,137,427
$1,294,838
$1,538,544
$1,694,031
$1,829,205
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
2002
2003
2004
2005
2006
6/30/2007

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5.5 Years ('01 to 6/07)

Great Southern

Checking and Savings Deposits

At Year-end 2002 to 2006 and June 30, 2007

(in Thousands)



CAGR 22%*
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$317,493
$468,321
$508,964
$592,241
$595,349
$672,880
2002
2003
2004
2005
2006
6/30/2007

Non-Interest-Bearing Demand Deposits

At Year-end 2002 to 2006 and June 30, 2007

(in Thousands)



CAGR 22%*
$205,000
$155,000
$105,000
$55,000
$5,000
$94,508
$120,790
$161,450
$192,247
$205,191
$183,871
2002
2003
2004
2005
2006
6/30/2007

CAGR – 5.5 Years ('01 to 6/07)

Great Southern

Net Income Growth*



Year-end 2002 to 2006 and through June 30, 2007
(in Thousands)
CAGR 10%**
$30,000
$20,000
$10,000
$0
$23,212
$23,091
$26,880
$27,737
$30,694
$15,266
2002
2003
2004
2005
2006
6/30/2007

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5 Years ('01 to '06)

Great Southern

Net Interest Income*

Year-end 2002 to 2006 and through June 30, 2007
(in Thousands)
After loan loss provision



CAGR 11%**
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$44,024
$48,215
$55,782
$58,975
$65,554
$33,342
2002
2003
2004
2005
2006
6/30/2007

Non-Interest Income*

Year-end 2002 to 2006 and through June 30, 2007
(in Thousands)



CAGR 10%**
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,477
$21,991
$23,292
$24,751
$27,779
$14,025
2002
2003
2004
2005
2006
6/30/2007

**See "GAAP Reconciliation" at end of presentation.*
***CAGR – 5 Years ('01 to '06)*

Great Southern

Net Interest Margin*



For the Calendar Years 2002 to 2006 and through June 30, 2007
4.80%
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
3.85%
3.89%
3.77%
3.37%
3.48%
3.36%
2002
2003
2004
2005
2006
6/30/2007

*See "GAAP Reconciliation" at end of presentation.

Great Southern

Diluted EPS Growth*


Year-end 2002 to 2006 and through June 30, 2007
(Per Share)
CAGR 10%**
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.67
$1.66
$1.92
$1.99
$2.22
$1.11
2002
2003
2004
2005
2006
6/30/2007

*See "GAAP Reconciliation" at end of presentation.

**CAGR – 5 Years ('01 to '06)

Great Southern

Dividend Growth



Year-end 2002 to 2006 and through June 30, 2007
(Per Share)
CAGR 19%*
$0.75
$0.50
$0.25
$0.00
$0.35
$0.36
$0.44
$0.52
$0.60
$0.33
2002
2003
2004
2005
2006
6/30/2007

*CAGR – 5 Years ('01 to '06)

Great Southern

Capital Growth


Year-End 2002 to 2006 and through June 30, 2007
(in Thousands)
CAGR 15%*
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$109,636
$121,679
$140,837
$152,802
$175,578
$181,564
2002
2003
2004
2005
2006
6/30/2007

*CAGR – 5. 5 Years ('01 to 6/07)

Great Southern

Recent Expansion

Since 2003:

- Opened 7 banking centers including new entry into Kansas City metro market
- Acquired 3 central Missouri banking centers in 2005 ($35 million in deposits)
- Opened 4 loan production offices (LPOs): Kansas City, Northwest Arkansas, St. Louis, Columbia

Great Southern

Where We're Going

- **Effectively transport our business model into growth markets**
  - LPOs: Secured Lending - Primarily Real Estate
  - Retail Banking Center Network
  - Corporate Deposit and Cash Management Services

Great Southern

Where We're Going

- **Continue with current loan generation strategy**
  - Loan quality driving all lending decisions
  - Open LPOs in metro markets with stable economies, strong loan demand, verifiable market interest rates and seasoned in-market lenders

Great Southern

Where We're Going

- **Focus on deposit generation**
  - Open two banking centers a year following our internal market analysis model; high growth markets in current footprint or out-of-market entries (expect priority to be St. Louis & Kansas City)
  - Commercial deposit gathering in current loan production locations in Missouri
  - Acquisitions if right opportunities arise
  - Online Account Opening

Great Southern

Great Southern

Financial Supplement

Certain financial results in this presentation are operating (non-GAAP) numbers and exclude the effects of the Company's accounting for interest rate swaps. Reconciliations of operating results to GAAP results are included in this financial supplement. More information regarding the restatement can be found on page three of this presentation or in reports filed by the Company with the SEC.

Total Assets and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2002	2003	2004	2005	2006	06/30/07
As Reported	**$1,405,256**	**$1,544,051**	**$1,851,214**	**$2,081,155**	**$2,240,308**	**$2,390,911**
Deferred broker origination fee	(2,618)	(4,475)	(6,423)	(6,453)	(4,676)	(4,223)
Deferred income taxes	--	1,147	888	(1,840)	(1,784)	(2,290)
Assets excluding the effects of hedge accounting entries	$1,402,638	$1,540,723	$1,845,679	$2,072,862	$2,233,848	$2,384,398

Total Deposits and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002	2003	2004	2005	2006	06/30/07
As Reported	**$1,016,997**	**$1,138,625**	**$1,298,723**	**$1,550,253**	**$1,703,804**	**$1,839,970**
Change in market value of deposits	4,960	(1,198)	(3,885)	(11,709)	(9,773)	(10,765)
Deposits excluding the effects of hedge accounting entries	$1,021,957	$1,137,427	$1,294,838	$1,538,544	$1,694,031	$1,829,205

Great Southern

Non-Interest Income and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2002	2003	2004	2005	2006	Six Months Ended 6/30/07
As Reported	**$36,182**	**$26,254**	**$33,309**	**$21,559**	**$29,632**	**$14,893**
Interest rate swap net settlements	(6,136)	(7,352)	(8,881)	(3,408)	--	--
Change in swap fair value	(9,569)	3,089	(1,136)	6,600	(1,853)	(868)
Non-interest income excluding the effects of hedge accounting entries	$20,477	$21,991	$23,292	$24,751	$27,779	$14,025

Net Interest Income and Non-GAAP Reconciliation:

(Dollars in Thousands)

	2002	2003	2004	2005	2006	Six Months Ended 6/30/07
As Reported	**$36,924**	**$39,650**	**$45,026**	**$54,373**	**$63,777**	**$32,899**
Amortization of broker origination fee	964	1,213	1,875	1,194	1,777	443
Interest rate swap net settlements	6,136	7,352	8,881	3,408	--	--
Net interest income excluding the effects of hedge accounting entries	$44,024	$48,215	$55,782	$58,975	$65,554	$33,342

Net Income and Diluted Earnings Per Share (EPS) and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002		2003		2004		2005		2006		Six Months Ended 6/30/07	
	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS	Dollars	EPS
As Reported	**$28,805**	**$2.07**	**$20,295**	**$1.46**	**$26,399**	**$1.89**	**$22,671**	**$1.63**	**$30,743**	**$2.22**	**$15,542**	**$1.13**
Amortization of broker origination fee (net of taxes)	627	.05	788	.06	1,219	.08	776	.06	1,155	.08	288	.02
Net change in fair value of interest rate swaps and related deposits (net of taxes)	(6,220)	(.45)	2,008	.14	(738)	(.05)	4,290	.30	(1,204)	(.08)	(564)	(.04)
Earnings excluding the effects of hedge accounting entries	$23,212	$1.67	$23,091	$1.66	$26,880	$1.92	$27,737	$1.99	$30,694	$2.22	$15,266	$1.11

Great Southern

Net Interest Income/Margin and Non-GAAP Reconciliation:
(Dollars in Thousands)

	2002		2003		2004		2005		2006		Six Months Ended 6/30/07	
	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%	Dollars	%
As Reported	**$36,924**	**3.30**	**$39,650**	**3.27**	**$45,026**	**3.10**	**$54,373**	**3.13**	**$63,777**	**3.39**	**$32,899**	**3.32**
Amortization of broker origination fee	964	.07	1,213	.09	1,875	.12	1,194	.06	1,777	.09	443	.04
Net change in fair value of interest rate swaps and related deposits	6,136	.48	7,352	.53	8,881	.55	3,408	.18	--	--	--	--
Net interest income/margin excluding the effects of hedge accounting entries	$44,024	3.85%	$48,215	3.89%	$55,782	3.77%	$58,975	3.37%	$65,554	3.48%	$33,342	3.36%

Great Southern